EXHIBIT 16.1

                        LETTER FROM WHEELER WASOFF, P.C.





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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:      Gasco Energy, Inc.
         Commission File #0-26231

Dear Sir/Madam:

We have read and agree with the comments in Item 4 of Amendment No. 1 to the Form 8-K of Gasco Energy, Inc., dated October 29, 2001.


Sincerely


/s/ WHEELER WASOFF, P.C.


Wheeler Wasoff, P.C.

Denver, Colorado
December 17, 2001






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